Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

Supplement dated April 7, 2009 to the Prospectus dated October 1, 2008 as supplemented on December 1, 2008 and January 15, 2009 (the “Prospectus”)

Effective immediately, the following information is added to the Prospectus and supersedes any information to the contrary:

SUPPLEMENTAL INFORMATION

I. ProShares Trust Performance Data

The table that follows presents additional information about the historical performance of each Fund that commenced operations prior to January 1, 2007 and its Underlying Index. The information presented is as of the calendar year ended December 31, 2007.

“Average Annual Total Return” represents the average annual change in value of an investment over the periods indicated. “Cumulative Total Return” represents the total change in value of an investment (or the Underlying Index) over the periods indicated.

Net asset value, or “NAV”, is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the last sale price, and if no last sale price is available or reliable, then the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market Value and NAV returns shown in the table assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, the underlying index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of a Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund’s past performance is no guarantee of future results.

		NAV TOTAL RETURNS (%) AS OF 12/31/07*	MARKET VALUE RETURNS (%) AS OF 12/31/07			INDEX TOTAL RETURNS (%) AS OF 12/31/07*
	Inception Date	Cumulative Total Return since Inception	One Year Average Annual Total Return	Average Annual Total Return since Inception	Cumulative Total Return since Inception	Cumulative Total Return since Inception
ProShares Ultra MarketCap
ProShares Ultra QQQ	06/19/06	58.75%	28.81%	35.21%	58.85%	21.96%
ProShares Ultra Dow30	06/19/06	39.00%	8.60%	24.15%	39.35%	15.98%
ProShares Ultra S&P500	06/19/06	30.58%	1.04%	18.66%	30.02%	13.77%
ProShares Ultra MidCap400	06/19/06	25.68%	4.86%	14.92%	23.78%	12.65%

Short/UltraShort MarketCap
ProShares Short QQQ	06/19/06	-19.13%	-11.46%	-12.96%	-19.18%	21.96%
ProShares Short Dow30	06/19/06	-10.61%	-1.36%	-7.00%	-10.54%	15.98%
ProShares Short S&P500	06/19/06	-8.19%	1.34%	-5.37%	-8.12%	13.77%
ProShares Short MidCap400	06/19/06	-7.64%	-1.43%	-5.08%	-7.69%	12.65%
ProShares UltraShort QQQ	07/11/06	-42.86%	-27.30%	-31.58%	-42.84%	23.81%
ProShares UltraShort Dow30	07/11/06	-24.78%	-8.74%	-17.51%	-24.70%	15.23%
ProShares UltraShort S&P500	07/11/06	-19.48%	-3.71%	-13.33%	-19.01%	12.30%
ProShares UltraShort MidCap400	07/11/06	-17.35%	-8.67%	-11.85%	-16.97%	10.43%

*	The Prospectus contains information about: i) a Fund’s NAV-based average annual total return for the one year period ended 12/31/07 and since Fund inception; and ii) the Underlying Index’s average annual total return for the one year period ended 12/31/07 and since Fund inception.

II. Premium/Discount Information

The Trust’s website has information about the premiums and discounts for each of the Funds. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.